                                                                    EXHIBIT 99.2



                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2006
                                       OF

                         GENERAC PORTABLE PRODUCTS, LLC
                                   GPPW,INC.


     As set forth in the Prospectus dated           , 1999 (the "Prospectus") of
Generac Portable Products, LLC, a Delaware limited liability company (the "Company"), and GPPW, Inc., a Wisconsin corporation ("GPPW" and, together with the Company, the "Issuers"), and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Issuers' offer to exchange (the "Exchange Offer") new 11 1/4% Senior Subordinated Notes due 2006 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of their outstanding 11 1/4% Senior Subordinated Notes due 2006 (the "Old Notes") if the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or certificates for Old Notes cannot be delivered or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON        , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

TO: BANKERS TRUST COMPANY, AS EXCHANGE AGENT

         By Facsimile:             By Overnight Mail or Courier:            By Hand Delivery:
 BT Services Tennessee, Inc.       BT Services Tennessee, Inc.            Bankers Trust Company
     Reorganization Unit          Corporate Trust & Agency Group      Corporate Trust & Agency Group
       P.O. Box 292737                 Reorganization Unit           Attn: Reorganization Department
     Nashville, Tennessee            648 Grassmere Park Road             Receipt & Delivery Window
          37229-2737                Nashville, Tennessee 37211       123 Washington Street, 1st Floor
                                                                         New York, New York 10006


Facsimile Transmission Number:        Confirm by Telephone:                    Information:
        (615) 835-3701                    (615) 835-3572                       (800) 735-7777





     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile number other than that set forth above will not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal.

     The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus.

     All authority thereto conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

     The undersigned hereby tenders the Old Notes listed below:

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          AGGREGATE PRINCIPAL AMOUNT OF OLD NOTES                        PRINCIPAL AMOUNT OF OLD NOTES TENDERED
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

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

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW

                                   SIGN HERE
Name(s) of Holder(s):
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Address(es):
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Telephone Number:
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Signature(s):
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Date:
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DTC Account Number (if applicable):
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     This Notice of Guaranteed Delivery must be signed by (i) the Holder(s) of
Old Notes exactly as its/their name(s) appear on certificate for Old Notes, (ii) the Holder(s) of Old Notes exactly as its/their name(s) appear on a security position listing maintained by DTC as the owner of Old Notes or (iii) by person(s) authorized to become Holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator,

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

guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

          PLEASE PRINT NAME(S) AND ADDRESS(ES) OF PERSON SIGNING ABOVE
Name(s):
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Capacity:
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Address(es):
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          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of the Letter of Transmittal (or facsimile thereof), either certificates for Old Notes in proper form for transfer or a confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, and delivery of either a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other documents required by the Letter of Transmittal or an Agent's Message, will be received by the Exchange Agent by 5:00 p.m., New York City time, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

                                   SIGN HERE
Name of firm:
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Authorized Signature:
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Name (please print):
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Address:
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Telephone Number:
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Date:
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     DO NOT SEND ANY CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER
OF CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY,
AN EXECUTED LETTER OF TRANSMITTAL.

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

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes to be tendered (in the case of Certificates representing Old Notes), the signature must correspond with the name(s) as written on the face of such Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by the DTC participant whose name appears on a security position maintained by DTC (in the case of book-entry confirmation), the signature must correspond exactly with such participant's name as it appears on a security position maintained by DTC listing such participant as the owner of the Old Notes, without any change whatsoever.

     If any of the Old Notes to be tendered are owned of record by two or more joint owners, all such owners must sign this Notice of Guaranteed Delivery. If any Old Notes to be tendered are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Notice of Guaranteed Delivery documents as there are names in which Old Notes to be tendered are held.

     If this Notice of Guaranteed Delivery or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders also may contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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